INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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GENESIS GROUP HOLDINGS, INC.
(Name of Registrant As Specified In Charter)

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GENESIS GROUP HOLDINGS, INC.
2500 North Military Trail, Suite 275
Boca Raton, FL 33431

Dear Stockholders:

We are writing to advise you that we have received approval to:

(1)	adopt the 2012 performance incentive plan (the “2012 Plan”) and employee stock purchase plan (the “ESPP”);

(2)	ratify the form of the indemnification agreement (the “Indemnification Agreement”) and authorize the Company to enter into the same with each of its current and future directors; and

(3)           amend the Certificate of Incorporation, as amended (the “Certificate”) to, among other things,

a.	effect a reverse stock split of one share for 125 shares while maintaining the number and classes of authorized shares;

b.	change the Company’s name to InterCloud Systems, Inc.;

c.	provide for a classified board of directors;

d.	eliminate the ability of stockholders to call special meetings;

e.	eliminate the ability of stockholders to act by written consent after June 30, 2014;

f.	establish the Delaware Court of Chancery as the exclusive forum for certain kinds of actions involving the Company;

g.	limit the liability of directors for monetary damages;

h.	provide indemnification of officers and directors;

i.	establish a super-majority voting threshold for certain amendments to the Certificate; and

j.	establish a super-majority voting threshold for stockholder amendments to the Company’s Bylaws, pursuant to a Certificate of Amendment (collectively, the “Amendments”).

These actions were approved on November 16, 2012, by our Board of Directors (the “Board”) and on November 22, 2012 by stockholders who hold a majority of our issued and outstanding voting securities. We anticipate an effective date of January 11, 2013, or as soon thereafter as practicable in accordance applicable law, including the Delaware General Corporation Law (“DGCL”).

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with DGCL and Rule 14c of the Securities Exchange Act of 1934, as amended. This Information Statement is first mailed to you on or about December 17, 2012.

Please feel free to call us at (561)-988-1988 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
Date: December 17, 2012
GENESIS GROUP HOLDINGS, INC.

	By:	/s/ Mark Munro
Mark Munro
Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

GENESIS GROUP HOLDINGS, INC.
2500 North Military Trail, Suite 275
Boca Raton, FL 33431

INFORMATION STATEMENT
(Preliminary)
December 7, 2012

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of Genesis Group Holdings, Inc., a Delaware Corporation (the “Company”), to notify such Stockholders that on or about December 7, 2012, the Company received written consents in lieu of a meeting of Stockholders from holders of voting shares representing at least 77% of the shares of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) (1) approve and adopt the 2012 Plan; (2) approve and adopt the  ESPP; (3) approve and ratify the Indemnification Agreement and authorize the Company to enter into the same with each of its current and future directors; and (4) amend the Certificate to, among other things: (a) effect a reverse stock split of one share for 125 shares while maintaining the number and classes of authorized shares; (b) change the Company’s name to InterCloud Systems, Inc.; (c) eliminate the ability of stockholders to act by written consent after June 30, 2014; (d)  provide for a classified board of directors; (e) eliminate the ability of stockholders to call special meetings; (f) establish the Delaware Court of Chancery as the exclusive forum for certain kinds of actions involving the Company; (g) limit the liability of directors for monetary damages; (h) provide indemnification of officers and directors; (i) establish a super-majority voting threshold for certain amendments to the Certificate; and (j) establish a super-majority voting threshold for stockholder amendments to the Company’s Bylaws, pursuant to a Certificate of Amendment. Accordingly, your consent is not required and is not being solicited in connection with the approval. The above-named actions are hereinafter referred to collectively as the “Current Actions”.

On November 16, 2012, the Board approved the Current Actions, subject to Stockholder approval.

The Current Actions shall be effective as of the date stockholders holding sufficient shares to effect and approve the resolutions set forth above have signed and delivered their signatures hereto, provided that the Company shall not take any of the actions approved hereby prior to the twenty-first day after the Company has mailed an information statement under Regulation 14C to the Company’s stockholders entitled to receive the same, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that Current Actions are in the best interest of the Company and the Stockholders as (1) the 2012 Plan may assist us in promoting the success of the Company and increasing stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons, and the ESPP may allow us to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons; (2) the Indemnification Agreement will induce current and future directors and officers to serve or continue to serve as a director and/or officer of the Company; and (3) the Amendments are deemed to be reasonable, advisable, fair, and beneficial to the achievement of the Company’s purposes. No assurance can be given that any of the foregoing will ultimately be proven to be correct.

The Board approved the Current Actions on November 16, 2012 and the Majority Stockholders approved the Current Actions on or about November 22, 2012.

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

ACTION 1:
APPROVAL OF THE GENESIS GROUP HOLDINGS INC. 2012 PERFORMANCE INCENTIVE PLAN

General

The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans such as the proposed 2012 Plan are an important attraction, retention and motivation tool for participants in the plan.

The Company currently does not maintain any equity compensation plans. The Majority Stockholders approved two new equity compensation plans, the 2012 Plan, as described below, and the ESPP, as described in Action 2 of this Information Statement.

Summary Description of the 2012 Performance Incentive Plan

The principal terms of the 2012 Plan are summarized below.  The following summary is qualified in its entirety by the full text of the 2012 Plan, which appears as Exhibit A to this Information Statement.

Purpose.  The purpose of the 2012 Plan is to promote the success of the Company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company.  Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration.  The Board or one or more committees appointed by the Board will administer the 2012 Plan.  It is expected that the Board will delegate general administrative authority for the 2012 Plan to an independent Compensation Committee of the Board. A committee may delegate some or all of its authority with respect to the 2012 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company.  (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this plan as the “Administrator”).

The Administrator has broad authority under the 2012 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2012 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•
to allow the purchase price of an award or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing.  In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by Stockholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.

Eligibility.  Persons eligible to receive awards under the 2012 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 400 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers currently employed by the Company or one of its subsidiaries), and each of the Company’s 3 non-employee directors, are considered eligible under the 2012 Plan.

Authorized Shares; Limits on Awards.  The maximum number of shares of the Company’s common stock that may be initially issued or transferred pursuant to awards under the 2012 Plan is 250,000,000 shares (which number will be reduced to 2,000,000 shares after the Reverse Stock Split approved in Action 4 takes effect, (“post-stock split”)). In addition, on the first trading day of January each calendar year during the term of the plan (commencing with January 2014), an additional number of shares of the Company’s common stock will be available for award grant purposes under the 2012 Plan equal to the lesser of (i) 4% of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 250,000,000 shares (2,000,000 shares post-stock split) of common stock or (iii) such number of shares of common stock as may be established by the Board.

The following other limits are also contained in the 2012 Plan:

•
The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is equal to the aggregate share limit of the plan, as in effect from time to time.

•
The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 100,000,000shares (800,000 shares post-stock split).

•
“Performance-Based Awards” under Section 5.2 of the 2012 Plan granted to a participant in any one calendar year will not provide for payment of more than (1) in the case of awards payable only in cash and not related to shares, $4,000,000, and (2) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 100,000,000 share (800,000 shares post-stock split).

Except as described in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2012 Plan will again be available for subsequent awards under the 2012 Plan.  Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2012 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2012 Plan.  To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2012 Plan. In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2012 Plan.  (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of the plan.) To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued.  (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.)  In addition, the 2012 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2012 Plan.  The Company may not increase the applicable share limits of the 2012 Plan by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards.  The 2012 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards. The 2012 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances.  Any award may be paid or settled in cash.

A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”).  The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant.  The maximum term of an option is ten years from the date of grant.  An option may either be an incentive stock option or a nonqualified stock option.  Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2012 Plan” below.  Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2012 Plan.  Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right.  The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant.  Stock appreciation rights may be granted in connection with other awards or independently.  The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2012 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards.

Performance-Based Awards.  The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2012 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis.  The Administrator will establish the criterion or criteria and target(s) on which performance will be measured.  The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain.  The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof.  The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above).  Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied.  The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Dividend Equivalents; Deferrals.  The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals.  The Administrator may provide that awards under the 2012 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock, provided that as to any dividend equivalent rights granted in connection with an award granted under the 2012 Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

Assumption and Termination of Awards.  Generally, and subject to limited exceptions set forth in the 2012 Plan, if the Company dissolves or undergoes certain corporate transactions such as a merger, business combination, or other reorganization, or a sale of substantially all of its assets, all awards then-outstanding under the 2012 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the Administrator provides for the assumption, substitution or other continuation of the award.  The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2012 Plan.  For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions.  Subject to certain exceptions contained in Section 5.7 of the 2012 Plan, awards under the 2012 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient.  Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).

Adjustments.  As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2012 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority.  The 2012 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Termination of or Changes to the 2012 Plan.  The Board may amend or terminate the 2012 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan.  For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2012 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.)  Unless terminated earlier by the Board, the authority to grant new awards under the 2012 Plan will terminate on November 15, 2022.  Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan.  Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2012 Plan

The U.S. federal income tax consequences of the 2012 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2012 Plan.  This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.  With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2012 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid.  In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2012 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered).  Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

Specific Benefits under the 2012 Performance Incentive Plan

The Company has not approved any awards that are conditioned upon stockholder approval of the 2012 Plan. The Company is not currently considering any other specific award grants under the 2012 Plan. For information regarding stock-based awards granted to the Company’s named executive officers during fiscal 2011, see the material under the heading “Executive Compensation” below.

The closing market price for a share of the Company’s common stock as of December 6, 2012 was $0.02 per share ($2.50 per share post-stock split).

Equity Compensation Plan Information

As noted above, the Company does not currently maintain any equity compensation plans.  Stockholders have approved two new equity compensation plans, the 2012 Plan, as described above, and the ESPP, as described in Action 2 of this Information Statement.

The Board of Directors believes that the adoption of the 2012 Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors and all of the Company’s executive officers are eligible for awards under the 2012 Plan and thus have a personal interest in the approval of the 2012 Plan.
ACTION 2

 EMPLOYEE STOCK PURCHASE PLAN
General

The Majority Stockholders have approved the ESPP, which was adopted by the Board of Directors on November 16, 2012.

Under the ESPP, shares of the Company’s common stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company’s common stock during periodic “Offering Periods” as described below. The Board believes that the ESPP will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders.

Members of the Board who are not employees are not eligible to participate in the ESPP. All of the Company’s executive officers (including the named executive officers currently employed by the Company or one of its subsidiaries) are eligible to participate in the ESPP and thus have a personal interest in the approval of the ESPP.

Summary Description of the ESPP

The principal terms of the ESPP are summarized below.  The following summary is qualified in its entirety by the full text of the ESPP, which is attached as Exhibit B to this Information Statement.

Purpose.  The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of the Company’s common stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company’s employ and to advance the best interests of the Company and its Stockholders.

Operation of the ESPP. The ESPP will generally operate in successive six-month periods referred to as “Offering Periods,” provided that the plan administrator may provide in advance that a particular Offering Period will be of a different duration and/or will consist of one or more “purchase periods.”  However, an Offering Period may not be shorter than three months and may not be longer than 27 months.  The timing of the initial Offering Period under the plan will be established by the plan administrator.

On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of the Company’s common stock.  A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP.  The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name.  Subject to certain limits, a participant generally may elect to terminate (but may not otherwise increase or decrease) his or her contributions to the ESPP during an Offering Period.  A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective with the first Offering Period that commences after the election is received.  Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the “Purchase Date”).  The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the applicable Purchase Date by the “Option Price” for that Offering Period.  The determination of the Option Price for an Offering Period may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of the Company’s common stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of the Company’s common stock on the applicable Purchase Date.  Although the ESPP gives us flexibility to change the method for setting the Option Price, we initially expect to set the Option Price under the ESPP using the formula described above. We may change, if we desire, the method for establishing the Option Price in the future provided that any change we make is permitted by the ESPP and will not take effect until the next Offering Period after the change.  A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant.  No interest will be paid to any participant or credited to any account under the ESPP.

Eligibility. Only certain employees will be eligible to participate in the ESPP.  To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must be customarily employed for more than 20 hours per week and for more than five months per calendar year.

Currently, approximately 400 employees of the Company and its subsidiaries (including all of our named executive officers that are currently employed by the Company or one of its subsidiaries) were eligible to participate in the ESPP.

Limits on Authorized Shares; Limits on Contributions. If stockholders approve the ESPP, a maximum of 62,500,000 shares (500,000 shares post-stock split) of the Company’s common stock may initially be purchased under the ESPP.  In addition, this share limit will automatically be increased on the first trading day in January of each calendar year during the term of the plan (commencing with January 2014), by an amount equal to the lesser of (i) 1% of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 62,500,000 shares (500,000 shares post-stock split) of common stock or (iii) such number of shares of common stock as may be established by the Board.

Participation in the ESPP is also subject to the following limits:

•	A participant cannot contribute less than 1% or more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•	A participant cannot purchase more than 3,125,000 shares (25,000 shares post-stock split) of the Company’s common stock under the ESPP with respect to any one Offering Period.

•
A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

•
A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

We have the flexibility to change the 1% and 15% contribution limits and the individual share limits referred to above from time to time without stockholder approval.  However, we cannot increase the aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Anti-dilution Adjustments. As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our Stockholders.

Termination of Participation. A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP.  A participant’s participation in the ESPP generally will terminate if, prior to the applicable Purchase Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant otherwise no longer satisfies the eligibility requirements described above.

If a participant’s ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest.  However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions. A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration. The ESPP is administered by the Board or by a committee appointed by the Board.  It is expected that the Board will delegate general administrative authority for the 2012 Plan to an independent Compensation Committee of the Board. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP.  Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans. The ESPP does not limit the ability of the Board or any committee of the Board to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Amendments. The Board generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby.  Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules.  The ESPP administrator also may, from time to time, without stockholder approval and without limiting the Board’s amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Termination. No new Offering Periods will commence under the ESPP on or after November 16, 2032, unless the Board terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP.  The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code.  Participant contributions to the ESPP are made on an after-tax basis.  That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP.  The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares.  The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Purchase Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Grant Date), or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain.  If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant.  The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Purchase Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction.  In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Purchase Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Purchase Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Purchase Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the selling price of the shares.  The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Securities Underlying Awards. The closing price of a share of the Company’s common stock as of December 6, 2012 was $0.02 per share ($2.50 per share post-stock split).

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of the Company’s common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant.

ACTION 3
APPROVAL OF INDEMNIFICATION AGREEMENT

On November 16, 2012, the Board approved a form of indemnification agreement to be entered into by the Company with its directors and executive officers (the “Indemnification Agreement”), which is incorporated herein by reference to Exhibit C to this Information Statement.

The terms of the Indemnification Agreement provide that the Company will indemnify the directors and officers to the full extent authorized or permitted by the provisions of the DGCL, as such may be amended from time to time. Each director and officer of the Company will enter into an Indemnification Agreement with the Company. The agreement is to be effective as of the time the individual first provided service to the Company as an officer or director.

Purpose and Effect of the Indemnification Agreement

Section 144 of the DGCL provides that a transaction between a corporation and one or more of its directors or a corporation and another entity in which one or more of its directors has a financial interest or is an officer or director shall not be void or voidable provided that: (i) the material facts of that transaction are disclosed or known to the board of directors and the board of directors authorizes the transaction by a majority of the disinterested directors of the board; (ii) the material facts of that transaction are disclosed or known to the stockholders and the stockholders authorize the transaction by a vote of the stockholders; or (iii) the transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee or the stockholders. Each director of the Company will enter into an Indemnification Agreement and have a financial interest therein.

The purpose of the Indemnification Agreement is to induce current and future directors and officers to serve or continue to serve as a director and/or officer of the Company. This Agreement is a supplement to and in furtherance of the Bylaws and the Certificate and any resolutions adopted pursuant thereto by the Company’s board of directors or stockholders, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of parties.

ACTION 4
APPROVAL OF CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Board unanimously approved an amendment to our Certificate for the items described below. The Certificate of Amendment to the Certificate of Incorporation (the “Amended Certificate”), giving effect to the Current Actions, is attached as Exhibit D and incorporated herein by reference.

The Amended Certificate includes several defensive provisions. These defensive measures could have the effect of rendering more difficult or discouraging a merger, tender offer or other takeover attempt that some, or a majority, of the Company’s Stockholders might believe to be in their best interests or in which Stockholders might receive a premium for their stock over the then current market price of such stock. The Company’s management is not aware of any current effort to accumulate shares of the Company’s common stock or to otherwise obtain control of the Company.  Rather, the defensive provisions included in the Amended Certificate are being proposed at this time in order to protect our and our Stockholders’ interests and preserve the long-term value of the Company.

The following description of the Amended Certificate is intended to be a summary only and is qualified in its entirety by the terms of the Amended Certificate.

Reverse Stock Split
General

The Board approved a resolution to effect a one-for-one hundred and twenty-five reverse stock split.  Pursuant to the Reverse Stock Split, each 125 shares of our Common Stock will be converted automatically into one share of Common Stock.  Fractional shares of Common Stock will not be issued as a result of the Reverse Split, but instead, the Company will pay each holder of a fractional interest (after aggregating all fractional interests of such holder) an amount in cash equal to the value of such remaining fractional interest upon the surrender to the Company’s transfer agent of certificates representing such shares.  The Company anticipates that the effective date of the Reverse Stock Split will be January 11, 2013.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

Purpose And Material Effects Of The Reverse Stock Split

The Board believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and employees and others.

The Board believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

Effect on Holders of Common Stock. The Company will pay each holder of a fractional interest (after aggregating all fractional interests of such holder) an amount in cash equal to the value of such remaining fractional interest upon the surrender to the Company’s transfer agent of certificates representing such shares.

The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 233,887,171 shares to approximately 1,871,097 shares (depending on the number of fractional shares that are issued or cancelled).

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes as a result of the “rounding up” of fractional shares. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act . We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by one hundred and twenty-five, subject to rounding). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

Effect on Holders of Preferred Stock. The Reverse Stock Split will not reduce the number of preferred stock or the proportionate equity interests of Preferred Stockholders. As of Record Date, the Company has issued Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, and Series H Preferred Stock (collectively, the “Preferred Stock”). Each series of the Company’s Preferred Stock converts into shares of Common Stock based on various formulas as described below.  The Company expects that the Reverse Stock Split will not affect the conversion of the Preferred Stock into Common Shares or their rights as Stockholders.

The Redeemable Series A Convertible Preferred Stock (par value $0.0001), (the “Series A”) has 20,000,000 authorized, 2,000,000 issued and outstanding shares.  Each Series A share is convertible to 10 Common Shares and shall be adjusted proportionately in the event of reverse stock splits.

The Redeemable Series B Convertible Preferred Stock (par value $0.0001), (the “Series B”) has 60,000 authorized and 29,993.33 issued shares. Each Series B share is convertible into 0.00134% of the Company at the time of conversion on a fully diluted basis.

The Redeemable Series C Convertible Preferred Stock (par value $0.0001), (the “Series C”) has 1,500 authorized, 1,500 shares issued and outstanding. Each Series C share is convertible into 0.025% of the Company at the time of conversion on a fully diluted basis.

The Series D Convertible Preferred Stock (par value $0.0001), (the “Series D”) has 1,000 shares authorized, 565.67 shares issued and outstanding. The Series D has a 10% cumulative annual dividend and a $1,000 stated value. At the option of the Company, the Series D convert into Common Stock based on the stated value divided by the conversion price, which is the price of the Common Stock, if the market capitalization of the Company’s Common Stock exceeds $15 million or the shares of Common Stock are trading at a per share price in excess of $0.35 a share for a 10-day trading period.  The Reverse Stock Split and conversion will not affect the proportionate equity interests of Stockholders in the Company.

The Series E Convertible Preferred Stock (par value $0.0001), (the “Series E”) has 3,500 shares authorized, 3,100 shares issued and outstanding. Each holder’s Series E shares shall be convertible into a number of shares of Common Stock resulting from multiplying 9.8% by such holder’s proportionate amount of total shares of the Series E actually issued by the Company, calculated on a fully diluted basis.  The right to convert expires one year from the date on which the first share of the Series E was issued.

The Redeemable Series F Convertible Preferred Stock (par value $0.0001), (the “Series F”) has 4,800 authorized shares and 4,150 issued and outstanding. The Series F has a 12% cumulative annual dividend and a $1,000 stated value. The Series F convert into Common Stock based on the stated value divided by the conversion price, which is the price of the Common Stock.

The Redeemable Series G Convertible Preferred Stock (par value $0.0001), (the “Series G”) has 3,500 authorized shares and 3,500 shares issued and outstanding. The Series G has a 12% cumulative annual dividend and a $1,000 stated value. The Series G convert into Common Stock based on the stated value divided by the conversion price, which is the price of the Common Stock.

The Redeemable Series H Convertible Preferred Shares (par value $0.0001), (the “Series H”) has 2,000 shares authorized and 1,475 shares issued and outstanding. The holders of the Series H shares have the right to convert the Series H into such number of shares of Common Stock equal to 4.49% of the Company at the time of conversion on a fully diluted basis.

Anti-Takeover Effects of the Reverse Stock Split

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS INCREASE THE DIFFICULTY OF REMOVING MANAGEMENT.

The effective increase in our unissued shares could potentially be used by management to thwart a take-over attempt.  The over-all effects of this amendment might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management. The amendment could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to Stockholders. Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent Stockholders, that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

This amendment is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

As discussed above, the Reverse Stock Split was approved by the Board. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a reverse stock split.

Procedure For Exchange Of Stock Certificates

The Company anticipates that the Reverse Stock Split will become effective on January 11, 2013, or as soon thereafter as is practicable, herein after referred to as the “effective date.” Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, Corporate Stock Transfer & Trust Co., will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “exchange agent”. Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal.

Our stockholders are not entitled to appraisal rights under the DGCL in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares

We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, the Company will pay each holder of a fractional interest (after aggregating all fractional interests of such holder) an amount in cash equal to the value of such remaining fractional interest upon the surrender to the Company’s transfer agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Split) for the 20 trading days immediately before the Effective Date, as reported by the OTC-BB (or such other exchange or trading system on which the Common Stock is then traded).  If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by the OTC-BB (or such other exchange or trading system on which the Common Stock is then traded), or other such process as determined by the Board of Directors.  The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment as described above.

Summary Of Reverse Stock Split

Below is a brief summary of the Reverse Stock Split:

•
The issued and outstanding Common Stock shall be reduced on the basis of one post-stock split share of the Common Stock for every one hundred and twenty-five pre-stock split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

•	Stockholders of record of the Common Stock shall have their total shares reduced on the basis of one post-stock split share of Common Stock for every 125 pre-stock split shares outstanding.

•
As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 233,887,171 shall be consolidated to a total of approximately 1,871,097 issued and outstanding shares (depending on the number of fractional shares).

•	The par value of the Company’s common stock will not change.

•	The Reverse Stock Split will not affect the Preferred Stockholders number of preferred stock or the proportionate equity interests of Preferred Stockholders.

This action has been approved by the Board and the written consents of the Majority Stockholders.

Amendments by Written Consent of Stockholders

The Board approved a resolution to amend the Certificate as follows:

After June 30, 2014, stockholders shall not be entitled to act by written consent (including electronic transmission) and no action shall be taken by stockholders of the Company except at an annual or special meeting of stockholders.

The DGCL provides that, unless a company’s certificate of incorporation provides otherwise, stockholders may take action without a meeting if the holders of stock having the minimum number of votes necessary to authorize such action sign a written consent. The Company’s current Certificate calls for actions by written consent to expire after June 30, 2013. The resolution above pushes the deadline back an additional year.  After June 30, 2014, any action permitted to be taken by stockholders may only be taken at an Annual Meeting or Special Meeting of stockholders.

The Board believes it is in the best interests of the Company and Stockholders to extend the period of time in which the Stockholders may act by written consent and therefore proposes to amend the Certificate.

There are advantages of eliminating stockholder action by written consent and these advantages include:

•
requiring stockholder action only at a stockholder meeting increases the likelihood that the Company and all of its stockholders will be given an opportunity to consider carefully and respond prudently to important stockholder proposals; and

•
requiring stockholder action only at a stockholder meeting avoids untimely action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of the Company’s management and Board of Directors.

There are disadvantages to eliminating stockholder action by written consent, and these disadvantages may include:

•
the view that provisions limiting action by written consent of the stockholders are inconsistent with principles of good corporate governance because they can, either in appearance or practice, limit stockholders’ ability to participate effectively in corporate governance; and

•
the expense of holding a meeting of stockholders can be considerable, and it is inefficient to hold a stockholders meeting if the holders of a significant number of voting stock have already determined how a matter will be decided.

In making its decision, the Board balanced the various interests of those who view the right to act by written consent as good corporate governance and the attendant advantages of acting by written consent, and the protections afforded stockholders by precluding action by written consent. The Board concluded that the best interests of the Company and Stockholders would be served by amending the Company’s Certificate to extend the period of time in which Stockholders may act by written consent.

Special Meetings Of Stockholders

The Board approved a resolution to amend the Certificate as follows:

Special meetings of stockholders may only be called by the Company’s board of directors, the Chairman of the board of directors, the President or the Chief Executive Officer.

Elimination of the Stockholders’ power to call a special meeting provides anti-takeover protection for the Company. The Board is committed to ensuring effective corporate governance policies and practices, which ensure that the Company is governed with high standards of ethics, integrity and accountability and in the best interest of the Stockholders. The Board, in its continuing review of corporate governance matters, has determined that eliminating the Stockholders power to call special meetings of the Stockholders will best serve the purposes of the Company and the interests of the Stockholders.

In deciding to approve the elimination of the Stockholders power to call a special meeting, the Board considered the arguments against elimination of this power, in particular that elimination of the Stockholders’ power to call a special meeting may hinder stockholders’ ability to affect company matters. After giving careful consideration to stockholder views concerning this matter, the Board determined that the benefits of eliminating Stockholders’ power to call special meetings outweighed any detriment of such provisions.

Forum Selection Provision

The Board approved a resolution to amend the Certificate as follows:

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL; and (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this paragraph.

The Board approved the resolution above because it believes that the Stockholders will benefit from having disputes of this nature litigated in the Court of Chancery of the State of Delaware because the Court of Chancery of the State of Delaware is specifically known for its: (1) well-established body of corporate case law, (2) respected and knowledgeable judiciary in business matters, and (3) ability to expedite disputes and avoid lengthy litigation. In addition, this provision will reduce the risk that the Company could be involved in duplicative litigation in more than one forum, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law. Moreover, the provision also gives the Board the flexibility to consent to an alternative forum. This resolution will allow the Company to resolve any future disputes of this nature in an expeditious and efficient manner.

Classification Of Directors

The Board approved a resolution to amend the Certificate as follows:

The directors of the Company shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall initially be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the filing date of this Certificate of Amendment (the “Filing Date”), the term of office of the Class I directors shall expire and the Class I directors shall be elected for a full term of three years.  At the second annual meeting of stockholders following the Filing Date, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the third annual meeting of stockholders following the Filing Date, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

In the event that a vacancy occurs during the year, the board of directors may appoint a director to fill the vacancy.  Any director elected in this manner shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

A classified (or “staggered”) board of directors provides effective protection against hostile takeover tactics and proxy contests, because it makes it difficult to gain control of the board of directors without the cooperation or approval of the incumbent directors. A classified board also supports continuity and stability on the board and in the overall business of the Company, as a majority of directors will always have prior experience as directors of the Company. The Board believes that these benefits outweigh (i) any concern that classified boards make it more difficult for stockholders to replace a majority of the board even where a majority of the stockholders are unsatisfied with the directors’ performance, and (ii) any argument that annually elected boards increase the accountability of directors by providing stockholders with the opportunity to express their opinions on the performance of the entire board of directors each year.

Liability Of Directors

The Board approved a resolution to amend the Certificate as follows:

The liability of a director of the Company for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated to the fullest extent permitted by the DGCL, as so amended. The Company shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.  The Company is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the Company and its stockholders in excess of the indemnification otherwise permitted by applicable law. Any repeal of this paragraph shall be prospective and shall not affect the rights under this paragraph in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

Providing indemnification of, and advancing expenses to, officers and directors, except in certain circumstances, is a common provision in state business corporation laws, including the DGCL, and in the certificates of incorporation and/or bylaws of publicly-traded corporations. The Board believes that the Certificate should require the Company to indemnify and advance expenses to, and hold harmless, such persons to the fullest extent permitted by the DGCL in order to provide existing officers and directors with protection against liability and losses and to ensure that concerns about exposure to personal liability will not adversely affect the ability of the Company’s officers and directors to make the difficult entrepreneurial decisions that are necessary in today’s highly competitive business environment. This will help enable the Company to attract and retain the most qualified individuals to serve as officers and directors. The Board believes that the absence of such provisions may hinder the Company’s ability to attract and retain officers, directors or other employees who are averse to the risks associated with lawsuits. It is further expected that such protections will also facilitate decision making without fear of liability arising out of frivolous claims.

Except as provided in this Information Statement, the Board believes that the resolution requiring the Company to provide indemnification of, and advance expenses to, the Company’s officers and directors to the fullest extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action, will not have a material adverse effect on the Company’s current Stockholders.

The effect of adding this language is to protect the Company’s directors and officers and ensure that they are either indemnified or not personally liable if the omissions or actions giving rise to the claim occurred prior to the time of amendment, repeal or modification to the Certificate, respectively.

The Company has entered into agreements and intend to continue to enter into agreements to indemnify our executive officers and directors. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding for which indemnification is available. The Board believes these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. The Company also maintains directors’ and officer’s insurance.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Super-Majority Vote For Certain Amendments

The Board approved a resolution to amend the Certificate as follows:

Notwithstanding any other provisions of the Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders any of any particular class or series of the Company’s capital stock required by law or by the Certificate, as amended from time to time, or any certificate of designation with respect to a series of Preferred Stock, any amendment or repeal of the provisions of paragraphs C-I of this article THIRD of this Certificate of Amendment shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class.

The use of supermajority voting requirements provides anti-takeover protection for the Company. The Board is committed to ensuring effective corporate governance policies and practices, which ensure that the Company is governed with high standards of ethics, integrity and accountability and in the best interest of the Stockholders. The Board, in its continuing review of corporate governance matters, has determined that providing for supermajority voting requirements for certain amendments to the Certificate will best serve the purposes of the Company and the interests of the Stockholders. In deciding to approve the supermajority requirements, the Board considered the arguments against this action, in particular that use of supermajority voting requirements to amend certain provisions of the Certificate may hinder Stockholders’ ability to affect company matters. After giving careful consideration to stockholder views concerning this matter, the Board determined that the benefits of providing for the supermajority voting requirements outweighed any detriment of such provisions.

Amendments To Bylaws

The Board approved a resolution to amend the Certificate as follows:

The Board is expressly empowered to adopt, amend or repeal the Bylaws of the Company as in effect from time to time. The stockholders also have the power to adopt, amend or repeal the Bylaws of the Company as in effect from time to time, subject to any restrictions that may be set forth in the Certificate as amended from time to time (including by any certificate of designation); provided, however, that, in addition to any vote of the holders of any class or series of capital stock of the Company required by law or the Certificate, the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of the capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Company.

The Board believes that the supermajority provisions contained in the Amended Certificate are appropriate, and that there are a number of reasons to require a broad consensus of stockholders in order to amend key governance provisions of the Company’s Bylaws. Following careful consideration of the implications of the amendment, the Board determined that it is appropriate to approve the Amended Certificate requiring the supermajority stockholder voting provisions for stockholders to adopt, amend, or repeal any provision of the Bylaws of the Company.

Name Change

The Board has determined that it would be in the best interests of the Company to change our corporate name from Genesis Group Holdings, Inc. to InterCloud Systems, Inc. On November 16, 2012, the Board approved a resolution authorizing the Company to amend the Certificate to change the Company’s corporate name to InterCloud Systems, Inc.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act  and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, June 30, 2012, and March 31, 2012;
2.	Annual Report on Form 10-KSB for the period ended December 31, 2011.

OUTSTANDING VOTING SECURITIES

As of the Record Date, 233,887,171 voting shares of Common Stock were outstanding, and 2,042,749 shares of preferred stock with voting rights as follows: 2,000,000 Series A shares which vote on an as-converted basis into 20,000,000 (160,000 post-stock split) voting shares of common stock; 29,933.33 Series B shares which vote on an as-converted basis into 40.0% of the total voting shares of the Company; 1,500 Series C shares which vote on an as-converted basis into 37.5% of the total voting shares of the Company; and 3,100 Series E shares which vote on an as-converted basis into 9.8% of the total voting shares of the Company. The 565.67 Series D shares have no voting rights. The 4,150 Series F shares, and the 3,500 Series G shares do not have voting rights, except as required under the DGCL or on certain enumerated matters set forth in the Series F and Series G Certificates of Designation, respectively. The 1,475 Series H shares were issued on November 23, 2012, and will have voting rights totaling 4.49% of the total voting shares of the Company, subject to the terms and conditions set forth in the Series H Certificate of Designation. The number of voting shares outstanding excludes shares of common stock subject to options outstanding and shares of common stock reserved for issuance pursuant to the 2012 Plan. Each share of outstanding voting share is entitled to one vote on matters submitted for Stockholder approval.

On or about December 7, 2012, the holders of at least 77% of the voting shares then outstanding executed and delivered to the Company a written consent approving the Current Actions. As the Current Actions were approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides in substance that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 30, 2012 by:

●	each person known by us to be a beneficial owner of more than 5.0% of our outstanding common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after November 30, 2012.  Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.  Except as indicated by footnote, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

In the table below, percentage of ownership of our common stock is based on 2,080,159,125 shares (16,641,273 post-stock split shares) of common stock outstanding as of November 30, 2012, after giving effect to the conversion of all of our outstanding Series A, Series B, Series C, Series D, Series E, and Series F shares. The number of shares outstanding excludes the shares of Common Stock issuable upon conversion of the Series G and Series H shares. The Series G shares are outstanding but not currently convertible into Common Stock until certain conditions precedent occur, as set forth in the Series G Certificate of Designation.  Additional shares of Common Stock will be issuable on conversion of the Series G shares as determined by a formula set forth in the Series G Certificate of Designation. The Series H shares were issued on November 23, 2012, but are not convertible into Common Stock until 90 days from the date of issuance. Upon conversion, holders of the Series H shares shall be entitled to such number of shares of Common Stock equal to 4.49% of the Company at the time of conversion, on a fully-diluted basis. The number of shares outstanding excludes shares of common stock subject to options outstanding, shares of common stock reserved for issuance pursuant to the 2012 Plan.

Unless otherwise noted below, the address of the persons listed on the table is c/o InterCloud Systems, Inc., 2500 N. Military Trail, Suite 275, Boca Raton, Florida 33431.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares (pre-share split)	Percentage Ownership (pre-share split)	Number of Shares (post-share split)	Percentage Ownership (post-share split)
Executive Officers and Directors
Mark Munro1	399,266,625	9.9%	3,194,133	9.9%
Mark F. Durfee2	244,800,250	14.3%	4,596,667	14.3%
Charles K. Miller3	25,125,500	*	201,004	*
Neal Oristano4	34,379,375	*	275,035	*
Daniel J. Sullivan	—	—	—	—
Lawrence B. Sands5	9,200,000	*	73,600	*
Roger Ponder	—	—	—	—
Frank Jadevaia6	85,666,500	2.1%	685,332	2.1%

All named executive officers and directors as a group	1,128,222,625	28.0%	9,025,781	28.0%
5% or More Stockholders
Forward Investment LLC7	574,584,625	14.3%	4,596,677	14.3%
Mark Munro 1996 Charitable Remainder Trust8	235,646,125	5.9%	1,885,169	5.9%
MidMarket Capital Partners, LLC9	462,953,625	11.5%	3,703,629	11.5%
___________

*  Less than 1.0%.

(1)
Includes voting rights from 399,266,625 shares (3,194,133 post-stock split shares) of common stock  attributable to conversion of 7,522.77 shares of Series B preferred stock held by Mr. Munro. Does not include shares attributable to shares held by the Mark Munro 1996 Charitable Remainder Trust separately set forth herein because Mark Munro does not have shared or sole voting or dispositive power over this irrevocable trust.

(2)	Includes voting rights from 244,800,250 shares (4,596,677 post-stock split shares) of common stock attributable to conversion of 9,666.67 shares of Series B preferred stock held by Mr. Durfee.

(3)
Includes voting rights from 2,818,000 shares (22,544 post-stock split shares) of common stock attributable to conversion of 50 shares of Series E preferred stock; voting rights from 1,409,000 shares (11,272 post-stock split shares) of common stock attributable to a Series E warrant; and voting rights from 20,898,500 shares (167,188 post-stock split shares) of common stock attributable to conversion of 933.33 shares of Series B Preferred Stock held by Mr. Miller.

(4)
Includes voting rights from 25,925,375 shares (207,403 post-stock split shares) of common stock attributable to conversion of 50 shares of Series C preferred stock; voting rights from 5,636,000 shares (45,088 post-stock split shares) of common stock attributable to conversion of 50 shares of Series E Preferred Stock; and 2,818,000 shares (22,544 post-stock split shares) of common stock attributable to a warrant held by Mr. Oristano.

(5)	Includes voting rights from 4,000,000 shares (40,000 post-stock split shares) of common stock attributable to conversion of 4,000 shares of Series A preferred stock held by Mr. Sands.

(6)
Includes voting rights from 1,850,750 shares (14,806 post-stock split shares) of common stock attributable to conversion of 100 shares of Series C preferred stock; voting rights from 22,543,875 shares (180,351 post-stock split shares) of common stock attributable to conversion of 200 shares of Series E preferred stock; and voting rights from 11,271,875 shares (90,175 post-stock split shares) of common stock  attributable to a Series E warrant held by Mr. Jadevaia.

(7)
Includes voting rights from 244,800,250 shares (4,596,677 post-stock split shares) of  common stock attributable to conversion of 9,666.67 shares of Series B preferred stock held by Forward Investment LLC.

(8)
Includes voting rights from 235,646,125 shares (1,885,169 post-stock split shares) of common stock attributable to conversion of 1,914,19 shares of Series B preferred stock held by Mark Munro 1996 Charitable Remainder Trust.

(9)	Includes voting rights from 462,953,625 shares (3,703,629 post-stock split shares) of common stock attributable to a warrant held by MidMarket Capital Partners, LLC.

EXECUTIVE COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to Mark Munro, our Chief Executive Officer, Billy B. Caudill, our former President, Lawrence M. Sands, our Senior Vice President and Corporate Secretary, and Gideon Taylor, our former Chief Executive Officer.  These individuals are referred to as the “named executive officers” in this Information Statement. The following table provides a summary of compensation paid for the year ended December 31, 2011 to the named executive officers:

Summary Compensation Table for Fiscal 2011
Name and Principal Position	Fiscal Year	Base Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compen-sation ($)	Total ($)
Mark Munro Chief Executive Officer(2)	2011	--	--	--	--	--	--	--
Billy B. Caudill Former President(3)	2011	200,000	--	800,000	--	--	--	1,000,000
Lawrence M. Sands Senior Vice President and Corporate Secretary(4)	2011	120,000	--	400,000	--	--	12,000	532,000
Gideon Taylor Former Chief Executive Officer(5)	2011	200,000	--	800,000	--	--	--	1,000,000

________________

(1)	The amounts reported in this column reflect the grant date fair value of awards of our Series A preferred stock in June 2011 to each of Messrs. Caudill, Sands and Taylor.

(2)	Mr. Munro was appointed our Chief Executive Officer effective December 30, 2011.

(3)
Mr. Caudill commenced employment with us in January 2010 and was appointed our President in December  2011. His employment with us terminated in September 2012. Mr. Caudill’s annual salary for fiscal 2011 totaling $200,000 was paid in the form of approximately $30,000 in cash and the remainder in fully vested shares of our Series D preferred stock.

(4)	The amount reflected in the “All Other Compensation” column for Mr. Sands represents his car allowance for 2011.

(5)
Mr. Taylor served as our Chief Executive Officer from July 2009 until his resignation in December 2011.  Mr. Taylor received his annual salary totaling $200,000 for 2011 in the form of fully vested shares of our Series D preferred stock in lieu of cash.

Employment and Severance Agreements

In January 2010, we entered into a three-year employment agreement with Mr. Sands to serve as our Vice President. Unless earlier terminated, at the end of the initial term the agreement automatically renews for additional one year terms.  Under the terms of the agreement, he is entitled to annual base compensation of $120,000 payable in cash; if we do not have sufficient cash flow to pay the compensation he is entitled to receive equity in lieu of the cash.  He is also entitled to receive a bonus at the discretion of the Board of Directors, a $1,000 per month car allowance and to participate in any equity incentive plan we may adopt and to participate in employee benefits.   As an incentive to commence employment with us, we issued him 4,000,000 shares of our common stock.

In September 2009, we entered into a five-year employment agreement with Mr. Taylor to serve as our Chief Executive Officer. Under the terms of the agreement, Mr. Taylor was entitled to annual compensation of $200,000 payable in cash; if we do not have sufficient cash flow to pay the compensation he is entitled to receive equity in lieu of the cash.  He was also entitled to receive a bonus at the discretion of the Board of Directors. As an incentive to commence employment with us, we issued him 25,500,000 shares of our common stock. As noted above, Mr. Taylor’s employment with us terminated in December 2011.

In January 2010, we entered into a five-year employment agreement with Mr. Caudill to serve as our Chief Operating Officer. Under the terms of the agreement, Mr. Caudill was entitled to annual compensation of $200,000 payable in cash; if we do not have sufficient cash flow to pay the compensation he is entitled to receive equity in lieu of the cash.  He was also entitled to receive an annual bonus equal to five percent of our EBITDA for the applicable fiscal year, such bonus to be paid in cash or stock at the discretion of the Board of Directors and a $1,000 per month car allowance. As an incentive to commence employment with us, we issued him 25,000,000 shares of our common stock. As noted above, Mr. Caudill’s employment with us terminated in September 2012.

Under each of these employment agreements, the executive would be entitled to severance if his employment is terminated by us without cause (as defined in the agreement) or by the executive following a material and substantial reduction in his authorities and responsibilities (and such resignation is approved by our board).  The severance amount would be three months base salary if the termination occurred in the first year after the executive’s date of hire, one year’s base salary (or six months base salary in the case of Mr. Sands) if the termination occurred in the second year after the executive’s date of hire, and two year’s base salary (or one year’s base salary in the case of Mr. Sands) if the termination occurred more than two years after the executive’s date of hire.

We expect to enter into new employment agreements with each of its executive officers, including Messrs. Munro and Sands, in 2012.

We do not maintain any retirement plans, tax-qualified or nonqualified, for our executives or other employees.

Outstanding Equity Awards at December 31, 2011

None of our named executive officers held any outstanding option awards or any unvested stock awards as of December 31, 2011.

Director Compensation

From January 2011 through December 2011, Mr. Taylor served as the sole member of our board of directors. Messrs. Caudill, Munro and Daniel Sullivan, our Chief Financial Officer, were appointed to our board of directors in December 2011. None of our directors received any compensation for their services as directors during 2011. Messrs. Taylor, Caudill and Munro were each employed by us in 2011. Their compensation for that year is described above under “Executive Compensation.”

In November 2012, our board of directors approved a new compensation policy for members of the board who are not employed by us or any of our subsidiaries (“non-employee directors”). The policy will be effective January 1, 2013. Under the policy, each non-employee director continuing in office after an annual meeting of our stockholders will receive an award of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date. A non-employee director who is appointed to the board after the date of the first annual meeting that follows January 1, 2013 (other than in connection with an annual meeting and who has not been employed by us or one of our subsidiaries in the preceding six months) will receive a grant of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date and prorating that number based on the period of time that has elapsed since the last annual meeting. Each of these grants will vest on a quarterly basis through the date of the next annual meeting (or, if earlier, the first anniversary of the date of grant). A non-employee director who is appointed to the board prior to the date of the first annual meeting that occurs after January 1, 2013 will be eligible to receive an equity award as determined by the board of directors in its discretion.

In addition, our director compensation policy provides that a non-employee director who serves as Chairman of the Board will receive an annual cash retainer of $35,000.  A non-employee director who serves on our Audit Committee will receive an annual cash retainer of $20,000, a non-employee director who serves on our Compensation Committee will receive an annual cash retainer of $10,000, and a non-employee director who serves on our Governance and Nominating Committee will receive an annual cash retainer of $10,000. Non-employee directors are also entitled to receive a fee of $1,500 for each meeting of the board or a board committee that they attend in person (with the director being entitled to one meeting fee if meetings of the board and a board committee are held on the same day). We also reimburse our non-employee directors for their reasonable travel expenses incident to attending meetings of the board or board committees.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under the DGCL, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE OF CURRENT ACTIONS

The Current Actions shall be effective as of the date stockholders holding sufficient shares to effect and approve the resolutions set forth above have signed and delivered their signatures hereto, provided that the Company shall not take any of the actions approved hereby prior to the twenty-first day after the Company has mailed an information statement under Regulation 14C to the Company’s stockholders entitled to receive the same, or as soon thereafter as is practicable.

The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 11, 2013.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board has fixed the close of business on November 19, 2012, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Name Change and Reverse Stock Split will not be filed with the Secretary of State of the State of Delaware or become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about December 17, 2012 to all Stockholders of record as of the Record Date.

Date: December 17, 2012
By Order of the Board of Directors
GENESIS GROUP HOLDINGS, INC.

/s/ Mark Munro
Mark Munro
Chief Executive Officer

Exhibit A - Performance Incentive Plan

GENESIS GROUP HOLDINGS, INC.
2012 PERFORMANCE INCENTIVE PLAN

PURPOSE OF PLAN

The purpose of this Genesis Group Holdings, Inc. 2012 Performance Incentive Plan (this “Plan”) of Genesis Group Holdings, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons.  An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine.  As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

PLAN ADMINISTRATION

The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator.  The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan.  Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law.  A committee may delegate some or all of its authority to another committee so constituted.  The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards.  The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan.  Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.  Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act).  To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)
grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)
accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)
adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan is 250,000,000 shares (the “Share Limit”).

In addition, the Share Limit shall automatically increase on the first trading day in January of each calendar year during the term of this Plan, commencing with January 2014, by an amount equal to the lesser of (i) four percent (4%) of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 250,000,000 shares of Common Stock or (iii) such number of shares of Common Stock as may be established by the Board.

The following limits also apply with respect to awards granted under this Plan:

(a)
The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is equal to the Share Limit as in effect from time to time.

(b)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 100,000,000 shares.

(c)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

Awards Settled in Cash, Reissue of Awards and Shares.  Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan.  Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan.  To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan.  In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the share limits of this Plan (including, for purposes of clarity, the limits of Section 4.2 of this Plan).  (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan).  To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares issued.  (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.)  Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards.  The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash).  No fractional shares shall be delivered under this Plan.  The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.  The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

AWARDS

Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person.  Awards may be granted singly, in combination or in tandem.  Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries.  The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator.  An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO).  The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option.  The maximum term of each option (ISO or nonqualified) shall be ten (10) years.  The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option.  When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

Additional Rules Applicable to ISOs.  To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options.  In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first.  To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO.  ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question).  There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code.  No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR.  The maximum term of a SAR shall be ten (10) years.

Other Awards; Dividend Equivalent Rights.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards.  Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan.  In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”).  The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative (including, without limitation, relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing.  Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.  Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries.  The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion:  earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof.  These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.  The terms of the Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.  The applicable performance measurement period may not be less than three months nor more than 10 years.

Form of Payment; Maximum Performance-Based Award.  Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.  Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b).  The maximum number of shares of Common Stock which may be subject to Performance-Based Awards (including Performance-Based Awards payable in shares of Common Stock and Performance-Based Awards payable in cash where the amount of cash payable upon or following vesting of the award is determined with reference to the fair market value of a share of Common Stock at such time) that are granted to any one participant in any one calendar year shall not exceed 100,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1; provided that this limit shall not apply to Qualifying Options and Qualifying SARs (which are covered by the limit of Section 4.2(b)).  The aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash (excluding cash awards covered by the preceding sentence where the cash payment is determined with reference to the fair market value of a share of Common Stock upon or following the vesting of the award) and granted to that participant in any one calendar year shall not exceed $4,000,000.  Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;

●	cash, check payable to the order of the Corporation, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned shares of Common Stock;

●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law.  Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise.  The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied.  Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

Definition of Fair Market Value.  For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange or other national securities exchange (the “Exchange”) for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange.  The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day.  If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.  The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

Transfer Restrictions.

1.1.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

1.1.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing.  Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).

1.1.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States.  Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

ADJUSTMENTS; ACCELERATION

Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

Corporate Transactions - Assumption and Termination of Awards.  Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); any exchange of Common Stock or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.  Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares.  Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

Other Acceleration Rules.  The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve.  The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded.  To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

OTHER PROVISIONS

Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)
require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)
deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment.  In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

Effective Date, Termination and Suspension, Amendments.

Effective Date.  This Plan is effective as of November 16, 2012, the date of its approval by the Board (the “Effective Date”).  This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date.  After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part.  No awards may be granted during any period that the Board suspends this Plan.

Stockholder Approval.  To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards.  Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.

Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change.  Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant.  Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

Governing Law; Construction; Severability.

1.1.1   Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

1.1.2    Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

1.1.3        Plan Construction.

(a)
Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act.  Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)
Section 162(m).  Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award.  It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

Exhibit B - Employee Stock Purchase Plan

GENESIS GROUP HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.  This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2.	DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the common stock, par value $0.0001 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Compensation” means an Eligible Employee’s regular earnings and shall not include any overtime pay, sick pay, shift differential, shift premium, vacation pay, cash incentive compensation, commissions or cash bonuses.  Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code.  Any other form of remuneration is excluded from Compensation, including (but not limited to) the following:  prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, the payment of stock units, performance awards, auto allowances, tuition reimbursement, perquisites, non-cash compensation and other forms of imputed income.  Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Corporation or any Subsidiary.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means Genesis Group Holdings, Inc., a Delaware corporation, and its successors.

“Effective Date” means the date on which this Plan is initially approved by the stockholders of the Corporation.

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary.”  Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:

(a)	whose customary employment is for five (5) months or less in a calendar year; or

(b)	whose customary employment is for twenty (20) hours or less per week.

 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means:

(a)
if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is so listed or admitted to trade, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock on such exchange on the next preceding date on which there was trading in the shares of Common Stock;

(b)	in the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

“Grant Date” means, with respect to an Offering Period, the first day of that Offering Period.

“Individual Limit” has the meaning given to such term in Section 4(b).

“New Purchase Date” has the meaning given to such term in Section 18.

“Offering Period” means the six (6) consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period.  Unless otherwise established by the Committee prior to the start of an Offering Period, the duration of each Offering Period shall be as provided in Section 5.

“Option” means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

“Participating Subsidiary” shall have the meaning given to such term in Section 19(c).

“Plan” means this Genesis Group Holdings, Inc. Employee Stock Purchase Plan, as it may be amended or restated from time to time.

“Purchase Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Subscription Agreement ” means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.	ELIGIBILITY

Any person employed as an Eligible Employee as of the beginning of any given Offering Period shall be eligible to participate in such Offering Period, subject to the Eligible Employee satisfying the requirements of Section 6.

4.	STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a)
Aggregate Share Limit.  Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock.  The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan is 62,500,000 shares, subject to adjustments pursuant to Section 17.

In addition, subject to adjustments pursuant to Section 17, the Share Limit shall automatically increase on the first trading day in January of each calendar year during the term of this Plan, commencing with January 2014, by an amount equal to the lesser of (i) one percent (1%) of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 62,500,000 shares of Common Stock or (iii) such number of shares of Common Stock as may be established by the Board.

(b)
Individual Share Limit.  The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 3,125,000, subject to adjustments pursuant to Section 17 (the “Individual Limit”).  The Committee may amend the Individual Limit as it applies to any particular Offering Period, effective no earlier than the first day of such Offering Period without stockholder approval.

(c)
Shares Not Actually Delivered.  Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.	OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period.  The Grant Date and Purchase Date of the initial Offering Period after the Effective Date will be established by the Committee in advance of the Offering Period.  Unless otherwise specified in advance by the Committee, each Offering Period thereafter will be of approximately six (6) months duration, with the first such Offering Period commencing immediately after the Purchase Date of the initial Offering Period.  Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted.  The term of each Option shall be the duration of the related Offering Period and shall end on the Purchase Date of that Offering Period.  Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no shares of Common Stock remain available for Options pursuant to Section 4.

6.	PARTICIPATION

(a)
Enrollment.  An Eligible Employee may become a Participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate).  To become effective, a Subscription Agreement must be signed by the Eligible Employee and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

(b)
Contribution Limits.  Notwithstanding the foregoing, a Participant may not elect to contribute less than one percent (1%) nor more than fifteen percent (15%) (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Plan Contributions.  The Committee also may prescribe other limits, rules or procedures for Contributions.

(c)
Content and Duration of Subscription Agreements.  Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions.  An Eligible Employee’s Subscription Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Subscription Agreement that becomes effective, or (3) the Committee requires that a new Subscription Agreement be executed and filed with the Corporation.

7.	METHOD OF PAYMENT OF CONTRIBUTIONS

(a)
Participation Accounts.  The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant.  The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date.  A Participant may not make any additional payments to his or her Account.  A Participant’s Account shall be reduced by any amounts used to pay the Option Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)
Payroll Deductions.  Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence on the first pay day which coincides with or immediately follows the applicable Grant Date and shall end on the last pay day which coincides with or immediately precedes the applicable Purchase Date, unless sooner terminated by the Participant as provided in Section 7(d) or until his or her participation terminates pursuant to Section 11.

(c)
Changes in Contribution Elections for Next Offering Period.  A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election.  Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election.  Except as contemplated by Section 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period.  Other modifications or suspensions of Subscription Agreements are not permitted.

(d)
Withdrawal During an Offering Period.  A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant.  Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation.  A withdrawal election pursuant to this Section 7(d) shall only be effective for a particular Offering Period, however, if it is received by the Corporation prior to the Purchase Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Purchase Date).  Partial withdrawals of Accounts are not permitted.

(e)
Discontinuance of Contributions During an Offering Period.  A Participant may discontinue his or her Contributions at any time during an Offering Period by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election.  If a Participant elects to discontinue his or her Contributions pursuant to this Section 7(e), the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Purchase Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).

(f)
Leaves of Absence.  During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.	GRANT OF OPTION

(a)
Grant Date; Number of Shares.  On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall be granted an Option to purchase a number of shares of Common Stock.  The Option shall be exercised on the Purchase Date for that Offering Period.  The number of shares of Common Stock to be purchased upon exercise of the Option on the Purchase Date shall be determined by dividing the Participant’s Account balance as of that Purchase Date by the Option Price, subject to the limits of Section 8(c).

(b)
Option Price.  The Option Price per share of the shares subject to an Option for an Offering Period shall be the lesser of:  (i) 85% of the Fair Market Value of a Share on the Grant Date of the Offering Period; or (ii) 85% of the Fair Market Value of a Share on the Purchase Date of that Offering Period; provided, however, that the Committee may provide prior to the start of any Offering Period that the Option Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a share of Common Stock on the Grant Date of the Offering Period, or (2) the Fair Market Value of a share of Common Stock on the Purchase Date of that Offering Period, or (3) the lesser of the Fair Market Value of a share of Common Stock on the Grant Date of the Offering Period or the Fair Market Value of a share of Common Stock on the Purchase Date of that Offering Period.  Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Option Price per share be less than the par value of a share of Common Stock.

(c)
Limits on Share Purchases.  Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

(1)
it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(2)
such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year.  In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.	EXERCISE OF OPTION

(a)
Purchase of Shares.  Unless a Participant withdraws pursuant to Section 7(d) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Purchase Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.

(b)
Account Balance Remaining After Purchase.  If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date:  (1) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.  If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.  If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.  The Participant’s Account shall be reduced on a dollar-for-dollar basis by any amount used to purchase shares hereunder or any amount refunded to the Participant.

10.	DELIVERY OF SHARES

As soon as administratively practicable after the Purchase Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant.  In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority.  If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.	TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)
General.  Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(d), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

(b)
Change in Eligible Status; Leave.  If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Subsidiary through the Purchase Date for that Offering Period (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Purchase Date, such Participant’s Contributions shall cease (subject to Section 7(d) and Section 7(f)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Purchase Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).

(c)
Re-Enrollment.  A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period.  However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.  A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

(d)
Change in Subsidiary Status.  For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12.	ADMINISTRATION

(a)
The Committee.  The Board shall appoint the Committee, which shall be composed of not less than two members of the Board.  The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise.  The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board.  Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.  No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b)
Powers and Duties of the Committee.  Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan (including, without limitation, deadlines for making elections or for providing any notices contemplated by this Plan, which deadlines may be more restrictive than any deadlines otherwise contemplated by this Plan); and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.  Notwithstanding anything else contained in this Plan to the contrary, the Committee may also adopt rules, procedures, separate offerings or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and need not comply with the otherwise applicable provisions of this Plan.

(c)
Decisions of the Committee are Binding.  Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

(d)
Indemnification.  Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(e)
Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation.  No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

(f)	Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13.	DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death.  If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located.  The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.  Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any shares purchased for that Offering Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13).  If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.	TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant.  Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan.  Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, the Participant’s beneficiary pursuant to Section 13.

15.	USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose.  Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).  Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.	REPORTS

Statements shall be provided (either electronically or in written form, as the Committee may provide from time to time) to Participants as soon as administratively practicable following each Purchase Date.  Each Participant’s statement shall set forth, as of such Purchase Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.	ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall equitably and proportionately adjust (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Option Price of any or all outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Options.

Upon the occurrence of any event described in the preceding paragraph, or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.	POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution or liquidation of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, and the Committee does not make provision for a cash payment or for the substitution or exchange of outstanding Options in accordance with Section 17, then any Offering Period then in progress shall be shortened and a new Purchase Date shall be established by the Committee (the “New Purchase Date”), as of which date the Plan and any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of the consummation of the transaction and the Committee shall notify each Participant in writing at least ten (10) days prior to the New Purchase Date that the Purchase Date for his or her outstanding Option has been changed to the New Purchase Date and that his or her Option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period in accordance with Section 7(d). The Option Price on the New Purchase Date shall be determined as provided in Section 8(b), and, if applicable, the New Purchase Date shall be treated as the “Purchase Date” for purposes of determining such Option Price.

19.	TERM OF PLAN; AMENDMENT OR TERMINATION

(a)
Effective Date; Termination.  Subject to Section 19(b), this Plan shall become effective as of the Effective Date.  No new Offering Periods shall commence on or after the twentieth (20th) anniversary of the Effective Date, and this Plan shall terminate as of the Purchase Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19.  In the event that during a particular Offering Period all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan and all outstanding Options hereunder shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

Board Amendment Authority.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice.  Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan.  No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.  No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change.  Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(b)
Certain Additional Committee Authority.  Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder).  Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change.  Any such change shall not require stockholder approval.

20.	NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.	CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.	PLAN CONSTRUCTION

(a)
Section 16.  It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible.  Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b)
Section 423.  Except as the Committee may expressly provide in the case of one or more sub-plans adopted pursuant to Section 12(b), this Plan and Options are intended to qualify under Section 423 of the Code.  Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code and except as not required thereunder to qualify this Plan under Section 423) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c)
Interpretation.  If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict.  If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.	EMPLOYEES’ RIGHTS

(a)
No Employment Rights.  Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause.  Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

(b)
No Rights to Assets of the Company.  No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder.  Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary or other person.  To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

(c)
No Stockholder Rights.  A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant.  No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.	MISCELLANEOUS

(a)	Governing Law. This Plan, the Options, Subscription Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(b)	Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)
Captions and Headings.  Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference.  Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(d)
No Effect on Other Plans or Corporate Authority.  The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect.  Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.  Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.	TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of a Purchase Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise.  In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26.	NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Purchase Date of the Offering Period with respect to which such shares were acquired.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this ___ day of ________, 2012.

GENESIS GROUP HOLDINGS, INC.

By:

Its:

Exhibit C - Form of Indemnification Agreement

INDEMNIFICATION AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this ____ day of ________, 201_ by and between Genesis Group Holdings, Inc., a Delaware corporation (the “Corporation”), and _____________ (the “Indemnitee”) and is to be effective as of the time the Indemnitee first provided service to the Corporation as an officer and/or director.

RECITALS:

A.           Indemnitee, an officer and/or director of the Corporation, performs valuable services in such capacity(ies) for the Corporation.

B.           The Delaware General Corporation Law, as amended (the “Code”) and the bylaws of the Corporation (the “Bylaws”) provide for and/or allow for the indemnification of officers, directors, agents and employees of the Corporation.

1.   C.       The Bylaws and the Code by their nonexclusive nature, permit contracts between the Corporation and the directors and officers of the Corporation with respect to indemnification and advancement of expenses of such directors and officers.

2.   D.        In accordance with the authorization as provided by the Code, the Corporation may purchase and maintain a policy or policies of directors’ and officers’ liability insurance (“D & O Insurance”), covering certain liabilities that may be incurred by its directors and officers in the performance of their obligations as directors and officers of the Corporation.

3.   E.         As a result of recent developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded Corporation directors and officers by such D & O Insurance and said uncertainty also exists under statutory and bylaw indemnification provisions.

4.   F.         There have been changes in the Code and other laws, as well as a continuing and increasing risk associated with legal actions against directors and officers.

5.   G.         This Agreement is a supplement to and in furtherance of the Bylaws and the certificate of incorporation of the Corporation, as amended (the “Certificate”) and any resolutions adopted pursuant thereto by the Corporation’s board of directors or stockholders, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

6.   H.        In order to induce Indemnitee to continue to serve as a director and/or officer of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee.

NOW, THEREFORE, in consideration of Indemnitee’s continued service as an officer and/or director after the date hereof, the parties hereto agree as follows:

Definitions.  The following terms, as used herein, shall have the following respective meanings:

(a)   “Change in Control” means a change in control of the Corporation occurring after the date of this Agreement of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the date of this Agreement (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Act, but excluding (i) the Corporation, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation and (iii) any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding securities (other than any such person or any affiliate thereof that is such a twenty percent (20%) beneficial owner as of the date hereof) without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Corporation is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), other than as a result of an event described in clause (a)(ii) of this Section 1, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.  A Change in Control shall not be deemed to have occurred under item (i) above if the “person” described under item (i) is entitled to report its ownership on Schedule 13G promulgated under the Act and such person is able to represent that it acquired such securities in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Corporation, nor in connection with or as a participant in any transaction having such purpose or effect.  If the “person” referred to in the previous sentence would at any time not be entitled to continue to report such ownership on Schedule 13G pursuant to Rule 13d-1(b)(3)(i)(B) of the Act, then a Change in Control shall be deemed to have occurred at such time.

(b)   “Corporate Status” describes the status of a person who is or was a director, officer, employee or agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the Corporation.

(c)   “Disinterested Director” means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(d)   “Enterprise” shall mean the Corporation and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Corporation as a director, officer, employee, agent or fiduciary.

(e)   “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating or being or preparing to be a witness in a Proceeding.  Expenses also shall include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium, security for and other costs relating to any cost bond, supersedeas bond or other appeal bond or its equivalent and (ii) for purposes of Section 9(d) only, Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement, by litigation or otherwise.  The parties agree that for the purposes of any advancement of Expenses for which Indemnitee has made written demand to the Corporation in accordance with this Agreement, all Expenses included in such demand that are certified by affidavit of Indemnitee’s counsel as being reasonable shall be presumed conclusively to be reasonable.

(f)   “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of the Code and neither presently is, nor in the past five years has been, retained to represent:  (i) the Corporation or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.  The Corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(g)   “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative (formal or informal) nature, including any appeal therefrom, in which Indemnitee was, is or will be involved as a party, potential party, non-party witness or otherwise, by reason of the fact that Indemnitee is or was a director and/or officer of the Corporation, by reason of any action taken by him or her or of any inaction on his or her part while acting as a director and/or officer of the Corporation or by reason of the fact of his or her Corporate Status or that he or she otherwise is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not he or she is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement or advancement of expenses can be provided under this Agreement, including one pending on or before the date of this Agreement and excluding one initiated by an Indemnitee pursuant to Section 9 of this Agreement to enforce his or her rights under this Agreement.  If Indemnitee believes in good faith that a given situation may lead to or culminate in the institution of a Proceeding, this shall be considered a Proceeding under this paragraph.

(h)   Reference to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Agreement.

(i)   “Losses” means any amounts or sums which Indemnitee is legally obligated to pay as a result of any Proceeding, including, without limitation, damages, judgments, penalties, fines and sums or amounts paid in settlement of a Proceeding.

Indemnity of Indemnitee.  The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the full extent authorized or permitted by the provisions of the Code, as such may be amended from time to time.  In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(j)   Proceedings Other Than Proceedings by or in the Right of the Corporation.  Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(a) if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to or participant in any Proceeding other than a Proceeding by or in the right of the Corporation.  Pursuant to this Section 2(a), Indemnitee shall be indemnified against all Expenses and Losses actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(k)   Proceedings by or in the Right of the Corporation.  Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(b) if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Corporation to procure a judgment in its favor.  Pursuant to this Section 2(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that, if applicable law so requires, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation unless and to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

(l)   Indemnification for Expenses of a Party Who is Wholly or Partly Successful.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a party to (or participant in) and is successful, on the merits or otherwise, in any Proceeding or defense of any claim, issue or matter therein, in whole or in part, he or she shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.  If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter, to the fullest extent permitted by law.  For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(m)   Shadow or Monitoring Counsel.  Notwithstanding anything in this Agreement to the contrary, the Indemnitee shall have the right to employ the Indemnitee’s own counsel in connection with any Proceeding, at the expense of the Corporation, if such counsel serves in a review, observer, advice, and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding.

Additional Indemnity.

(n)   Subject only to the exclusions set forth in Section 3(b) hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee against any and all Expenses and Losses actually and reasonably incurred by Indemnitee in connection with any Proceeding (including an action by or on behalf of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of his or her Corporate Status; provided, however, that with respect to actions by or on behalf of the Corporation, indemnification of Indemnitee against any judgments shall be made by the Corporation only as authorized in the specific case upon a determination that Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation; and

(o)   No indemnity pursuant to this Section 3 shall be paid by the Corporation:

In respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication, not subject to appeal, that such remuneration was in violation of law;

For which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision;

For (i) an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Act or similar provisions of any federal, state or local statutory law or (ii) any reimbursement of the Corporation by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Corporation, as required in each case under the Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act);

On account of Indemnitee’s conduct which is finally adjudged, not subject to appeal, to have been knowingly fraudulent, or to constitute willful misconduct; or

If a final decision, not subject to appeal, by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

Contribution.  To the fullest extent permitted by law, if the indemnification provided in Sections 2 and 3 hereof is unavailable and may not be paid to Indemnitee for any reason other than those set forth in Section 3(b), then the Corporation shall contribute to the amount of Losses and Expenses actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and the Indemnitee on the other hand from the transaction from which such Proceeding arose and (ii) the relative fault of the Corporation on the one hand and of the Indemnitee on the other in connection with the events which resulted in such Losses or Expenses, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of the Indemnitee on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, and participation in the event(s) resulting in such Expenses and Losses. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Corporation shall advance, to the extent not prohibited by law, all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee’s Corporate Status within ten (10) days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding.  Advances shall include any and all Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Corporation to support the advances claims.  Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee.  The Indemnitee shall qualify for advances upon the execution and delivery to the Corporation of this Agreement which shall constitute an undertaking providing that the Indemnitee undertakes to the fullest extent permitted by law to repay the advance (without interest) if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Corporation.  No other form of undertaking shall be required other than the execution of this Agreement.  This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 3(b)(ii) or (iii).

Procedure for Determination of Entitlement to Indemnification.

(p)   Indemnitee shall notify the Corporation in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement of Expenses hereunder as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof.  The written notification to the Corporation shall include a description of the nature of the Proceeding and the facts underlying the Proceeding.  The failure by Indemnitee to notify the Corporation hereunder shall not relieve the Corporation from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Corporation shall not constitute a waiver by Indemnitee of any rights under this Agreement.  The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification and/or advancement of Expenses, advise the Board of Directors in writing that Indemnitee has made such a request.

(q)   The Corporation shall be entitled to participate in the Proceeding at its own expense.

(r)   Upon written request by Indemnitee for indemnification pursuant to Section 7(a) hereof, a determination, if required by applicable law, with respect to Indemnitee’s entitlement based on the applicable standard of conduct for indemnification thereto shall be made in the specific case:  (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by the Board of Directors or the stockholders, in which case the determination shall be made in the manner provided in Clause (ii) below) or (ii) if a Change in Control shall not have occurred, (A) by the Board of Directors by a majority vote of the Disinterested Directors; or (B) if there are no such Disinterested Directors or, said Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (C) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors; or (D) if so directed by said Disinterested Directors, by the stockholders of the Corporation; and, if it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination.  Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination.  Any Independent Counsel, member of the Board of Directors or stockholder of the Corporation shall act reasonably and in good faith in making a determination under this Agreement of the Indemnitee’s entitlement to indemnification.  Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(s)   If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 7(c) hereof, the Independent Counsel shall be selected as provided in this Section 7(d).  If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Corporation shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected.  If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Corporation advising it of the identity of the Independent Counsel so selected.  In either event, Indemnitee or the Corporation, as the case may be, may, within ten (10) days after such written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the person so selected shall act as Independent Counsel.  If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit.  If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 7(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Corporation or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Corporation or Indemnitee to the other’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 7(c) hereof.  The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 7(c) hereof, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 7(d), regardless of the manner in which such Independent Counsel was selected or appointed.  Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 9(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(t)   The Corporation shall not be required to obtain the consent of the Indemnitee to the settlement of any Proceeding which the Corporation has undertaken to defend provided that the Corporation (i) assumes full and sole responsibility for such settlement, (ii) the settlement grants the Indemnitee a complete and unqualified release in respect of the potential liability, (iii) the settlement does not impose any financial penalties or SEC bars on future service on the Indemnitee, and (iv) if the Indemnitee has sought indemnification for any other then existing Proceeding, the Corporation will not be insolvent or nearing insolvency upon consummation of the settlement.

Presumptions and Effect of Certain Proceedings.

(u)   In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 7(a) of this Agreement, and the Corporation shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

(v)   Subject to Section 9(f), if the person, persons or entity empowered or selected under Section 7 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within thirty (30) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law; provided, however, that such thirty (30)-day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 8(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 7(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Corporation of the request for such determination the Board of Directors or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 7(c) of this Agreement.

(w)   The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement (with or without court approval), conviction or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(x)   For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise.  In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.  The provisions of this Section 8(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

Remedies of Indemnitee.

(y)   Subject to Section 9(f), in the event that (i) a determination is made pursuant to Section 7 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 6 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 7(c) of this Agreement within ninety (90) days after receipt by the Corporation of the request for indemnification, (iv) payment of indemnification or contribution is not made pursuant to Section 2(c), 3 or 4 of this Agreement within ten (10) days after receipt by the Corporation of a written request therefor, (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 7 or 8 of this Agreement or (vi) in the event that the Corporation or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or Proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to the Indemnitee hereunder, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his or her entitlement to such indemnification and/or advancement of Expenses, as the case may be.  Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association.  The Corporation shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

(z)   In the event that a determination shall have been made pursuant to Section 7(c) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.  In any judicial proceeding or arbitration commenced pursuant to this Section 9 the Corporation shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(aa)          If a determination shall have been made pursuant to Section 7(c) of this Agreement that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 9, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification and resulting in Indemnitee no longer satisfying the applicable standard of conduct for indemnification or (ii) a prohibition of such indemnification under applicable law.

(bb)          In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the types described in the definition of Expenses in Section 1 of this Agreement) actually and reasonably incurred by him or her in such judicial adjudication or arbitration, but only if he or she prevails therein.  If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.  It is the intent of the Corporation that, to the fullest extent permitted by law, the Indemnitee not be required to incur legal fees or other Expenses associated with the interpretation, enforcement or defense of Indemnitee’s rights under the Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder.  The Corporation shall, to the fullest extent permitted by law, indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Corporation of a written request therefor) advance, to the extent not prohibited by law, such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advancement of Expenses from the Corporation under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Corporation if Indemnitee is wholly successful on the underlying claims; if Indemnitee is not wholly successful on the underlying claims, then such indemnification and advancement shall be only to the extent Indemnitee is successful on such underlying claims or otherwise as permitted by law, whichever is greater.

(cc)          The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement.

(dd)          Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement of Indemnitee to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

Subrogation.  Except as provided in Section 19 below, in the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

Non-Exclusivity of Rights.  The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Certificate or Bylaws, agreement, vote or resolution of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.  No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

Survival of Rights.  All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise), whether the act or omission occurred or Proceeding is brought before or after the date of this Agreement, and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 9 hereof) by reason of his or her Corporate Status, whether or not he or she is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation), assigns, spouses, heirs, executors and personal and legal representatives.  This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee or agent of the Corporation or any other enterprise at the Corporation’s request.

Insurance.

(ee)          To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors, officers, employees or agents or fiduciaries of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.  If, at the time of the receipt of a notice of a claim or commencement of a Proceeding pursuant to the terms hereof, the Corporation has director and officer liability insurance in effect, the Corporation shall give prompt notice of such claim or of the commencement of a Proceeding, as the case may be, to the insurers in accordance with the procedures set forth in the respective policies.  The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(ff)   In the event of a Change in Control or the Corporation’s becoming insolvent—including being placed into receivership or entering the federal bankruptcy process and the like—the Corporation shall maintain in force any and all insurance policies then maintained by the Corporation in providing insurance—directors’ and officers’ liability, fiduciary, employment practices or otherwise—in respect of Indemnitee, for a period of six years thereafter (a “Tail Policy”).  Such coverage shall be with the incumbent insurance carriers using the policies that were in place at the time of the change of control event (unless the incumbent carriers will not offer such policies, in which case the Tail Policy shall be substantially comparable in scope and amount as the expiring policies, and the insurance carriers for the Tail Policy shall have an AM Best rating that is the same or better than the AM Best ratings of the expiring policies).  Any such Tail Policy shall be placed by the Corporation’s broker.

No Duplication of Payments.  The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.  The Corporation’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Corporation as a director, officer, employee or agent of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise.

Exception to Right of Indemnification.  Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless (a) the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors or (b) such Proceeding is being brought by the Indemnitee to assert his or her rights under this Agreement.

Security.  To the extent requested by the Indemnitee and approved by the Board of Directors, the Corporation may at any time and from time to time provide security to the Indemnitee for the Corporation’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral.  Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

Enforcement.

(gg)          The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director and/or officer of the Corporation, and the Corporation acknowledges that Indemnitee is relying upon this Agreement in serving as a director and/or officer of the Corporation.

(hh)          This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof, including; provided, however, that this Agreement is a supplement to and in furtherance of the Certificate, the Bylaws, any vote or resolution of the Corporation’s board of directors or stockholders, and applicable law, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

Specific Performance.  The Corporation and Indemnitee agree that a monetary remedy for breach of this Agreement may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Indemnitee irreparable harm.  Accordingly, the parties hereto agree that Indemnitee may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he or she may be entitled.  The Corporation and Indemnitee further agree that Indemnitee shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith.  The Corporation acknowledges that in the absence of a waiver, a bond or undertaking may be required of Indemnitee by the Court, and the Corporation hereby waives any such requirement of a bond or undertaking.

Primacy.  If Indemnitee was or is serving in his or her capacity as a director, officer, employee or agent of the Corporation in connection with his or her employment or other relationship with another investor in this Corporation, and such other investor provides for indemnification or advancement of expenses for the benefit of Indemnitee for the matters covered by the Corporation’s obligations under this Agreement, the Corporation’s obligations, if any, pursuant to this Agreement to indemnify or advance expenses to Indemnitee shall be superior to and not pari passu or junior to such other investor’s obligations to Indemnitee.

Separability.  If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

Governing Law.  The parties agree that this Agreement and legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.  Except with respect to any arbitration commenced by Indemnitee pursuant to Section 9(a) of this Agreement, the Corporation and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country; (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement; (iii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court; and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed; (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed; (iii) sent by reputable overnight courier and receipted for by the party to whom said notice or other communication shall have been directed; or (iv) sent by facsimile transmission, with receipt of confirmation that such transmission has been received:

7.     (a)           If to Indemnitee, to:
8.
_____________
_______________
_______________
Facsimile:  ______________
9.
10.       (b)           If to the Corporation, to:
11.
Genesis Group Holdings, Inc.
2500 N. Military Trail, Suite 275
Boca Raton, Florida 33431
Facsimile:  (___) ___-____
Attention: Chief Executive Officer and Secretary

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

Notice by Indemnitee.  Indemnitee agrees promptly to notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder.  The failure to so notify the Corporation shall not relieve the Corporation of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Amendment and Termination.  No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the parties hereto.  No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.  To the extent that a change in the Code, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate, the Bylaws and/or this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver, unless, in each case, the waiver expressly so states.

Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

Gender.  Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.

COMPANY:

GENESIS GROUP HOLDINGS, INC.

By:

Name:

Title:

INDEMNITEE:

Exhibit D - Certificate of Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
GENESIS GROUP HOLDINGS, INC.

Genesis Group Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, (the “Corporation”) does hereby certify as follows:

FIRST: The name of this corporation is Genesis Group Holdings, Inc.

SECOND: The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was  November 24, 1999 (as i-RealtyAuction.com, Inc.) and which has been amended from time to time (as amended to date, the “Certificate of Incorporation”).

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend the Certificate of Incorporation as follows:

A.	Article First of the Certificate of Incorporation is hereby deleted and replaced with the following:

“The name of this corporation is InterCloud Systems, Inc.”

B.	Article Fourth of the Certificate of Incorporation is hereby amended to provide that:

Effective as of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, a 1 for 125 reverse split of the outstanding Common Stock of the Corporation shall occur pursuant to which (i) each 125 shares of outstanding Common Stock of the Corporation shall be converted into 1 share of Common Stock (the “Reverse Split”).  The Reverse Split shall not affect the number of authorized shares of Common Stock or Preferred Stock of the Corporation or the par value per share of the Common Stock or Preferred Stock, such that immediately after the Reverse Split the total number of shares of all classes of capital stock that the Corporation is authorized to issue will be 550,000,000, of which 500,000,000 shall be Common Stock having a par value per share of $0.0001 and of which 50,000,000 shall be Preferred Stock having a par value per share of $0.0001.  Fractional shares of Common Stock will not be issued as a result of the Reverse Split, but instead, the Corporation will pay each holder of a fractional interest (after aggregating all fractional interests of such holder) an amount in cash equal to the value of such remaining fractional interest upon the surrender to the Corporation’s transfer agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Split) for the 20 trading days immediately before the Effective Date, as reported by the OTC-BB (or such other exchange or trading system on which the Common Stock is then traded).  If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by the OTC-BB (or such other exchange or trading system on which the Common Stock is then traded), or other such process as determined by the Board of Directors.  The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.  Except as set forth above in this paragraph, Article Fourth of the Certificate of Incorporation remains in full force and effect.

C.	The Certificate of Incorporation is hereby amended to provide that:

After June 30, 2014, stockholders shall not be entitled to act by written consent (including electronic transmission) and no action shall be taken by stockholders of the Corporation except at an annual or special meeting of stockholders.

D.	The Certificate of Incorporation is hereby amended to provide that:

Special meetings of stockholders may only be called by the Corporation’s board of directors, the Chairman of the board of directors, the President or the Chief Executive Officer.

E.	The Certificate of Incorporation is hereby amended to provide that:

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law; and (iv) any action asserting a claim governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this paragraph.

F.	The Certificate of Incorporation is hereby amended to provide that:

The directors of the Corporation shall be divided into three classes designated as Class I, Class II and Class III, respectively.  Directors shall initially be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors.  At the first annual meeting of stockholders following the filing date of this Certificate of Amendment (the “Filing Date”), the term of office of the Class I directors shall expire and the Class I directors shall be elected for a full term of three years.  At the second annual meeting of stockholders following the Filing Date, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the third annual meeting of stockholders following the Filing Date, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shallb e elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.  No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

G.	The Certificate of Incorporation is hereby amended to provide that:

The liability of a director of the Corporation for monetary damages shall be eliminated to the fullest extent under applicable law.  If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended.  The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.  The Corporation is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the Corporation and its stockholders in excess of the indemnification otherwise permitted by applicable law.  Any repeal of this paragraph shall be prospective and shall not affect the rights under this paragraph in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

H.	The Certificate of Incorporation is hereby amended to provide that:

Notwithstanding any other provisions of the Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders any of any particular class or series of the Corporation’s capital stock required by law or by the Certificate of Incorporation, as amended from time to time, or any certificate of designation with respect to a series of Preferred Stock, any amendment or repeal of the provisions of paragraphs C-I of this article THIRD of this Certificate of Amendment shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors, voting together as a single class.

I.	The Certificate of Incorporation is hereby amended to provide that:

The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation as in effect from time to time.  The stockholders also have the power to adopt, amend or repeal the Bylaws of the Corporation as in effect from time to time, subject to any restrictions that may be set forth in the Certificate of Incorporation as amended from time to time (including by any certificate of designation); provided, however, that, in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or the Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally at an election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

FOURTH: This Certificate of Amendment has been duly adopted and approved by the Board of Directors.

FIFTH: This Certificate of Amendment has been duly adopted in accordance with sections 245 and 242 of the DGCL.

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IN WITNESS WHEREOF, Genesis Group Holdings, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on ________________ ___, 201_.

GENESIS GROUP HOLDINGS, INC.

By:
Name: Mark Munro
Title: Chief Executive Officer